JOINDER TO GUARANTY

Dated to be effective as of: June 23, 2021

The undersigned, AIR’ZONA AIRCRAFT SERVICES, INC., an Arizona corporation (the “Additional Guarantor”), hereby joins in the Amended and Restated Guaranty dated as of March 28, 2019 (such Guaranty as amended to date and as it may be further amended, modified, supplemented or restated from time to time being the “Guaranty”) made by certain “Subsidiary” signatories thereto (collectively the “Other Guarantors”) in favor of MINNESOTA BANK & TRUST, a Minnesota state banking corporation (the “Bank”), pursuant to which such Other Guarantors jointly and severally guaranty the payment and performance of all “Obligations” of AIR T, INC., a Delaware corporation (the “Borrower”), to the Bank, which Obligations include, without limitation, all “Obligations” under that certain Second Amended and Restated Credit Agreement, dated as of June 26, 2020, by and between the Borrower and the Bank (such Second Amended and Restated Credit Agreement, as it may be amended, modified, supplemented or restated from time to time being the “Credit Agreement;” capitalized terms not otherwise defined herein being used herein as therein defined), and as a result of such joinder, the undersigned Additional Guarantor, together with the Other Guarantors, jointly and severally guaranties the payment and performance of such Obligations in accordance with the terms of the Guaranty.

Without limiting the generality of the foregoing, the undersigned Additional Guarantor agrees with the Bank that, as long as any portion of the Obligations shall be outstanding, it shall perform and observe the affirmative and negative covenants respectively set forth in Articles 6 and 7 of the Credit Agreement that apply to the undersigned as a Subsidiary of the Borrower or as a Loan Party and that such covenants are incorporated herein by reference as though fully set forth herein.

The undersigned Additional Guarantor represents and warrants to the Bank that each of the representations and warranties in the Credit Agreement applicable to it as a Subsidiary of the Borrower or as a Loan Party or words of like import referring to such undersigned are true and correct as of the date hereof.

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IN WITNESS WHEREOF, the undersigned has caused this Joinder to Guaranty to be duly executed as of the date first set forth above.

AIR’ZONA AIRCRAFT SERVICES, INC., an Arizona corporation
By: /s/ Mark Harris Name: Mark Harris Its: President

AGREED TO AND ACCEPTED: Minnesota Bank & Trust, a Minnesota state banking corporation
By: /s/ Dianne Wegscheid Name: Dianne Wegscheid Title: Senior Vice President